[PROXY CARD #1: PROXY ITEM 1 - ELECT DIRECTORS/TRUSTEES BOARD #1

VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL

Option 1:	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.	Invest With Confidence T. Rowe Price Ram Logo
Option 2:	On the Internet at www.proxyweb.com and follow the on-screen instructions.
Option 3:	Return this proxy card using the enclosed envelope.
999 999 999 999 99** (LEFT ARROW)


FUND NAME PRINTS HERE

MEETING TIME:  8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 2006, at 8:00 a.m., ET in the offices of the Fund at 100 East Pratt Street, Baltimore, Maryland, 21202, and at any adjournments of the meeting. Messrs. Bernard or Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund`s Notice of Annual Meeting of Shareholders and proxy statement.

(DOWN ARROW)PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date: __________________________


_______________________________________
Signature(s) (and Title(s), if applicable) (Sign in the Box)

NOTE:  Please sign exactly as name appears on this proxy.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,

and where more than one name appears, a majority must sign.
If a corporation, this signature should be that of an
authorized officer who should state his or her title.

(DOWN ARROW)(DOWN ARROW)

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of this proposal.

THE PROXY WILL BE VOTED FOR THE PROPOSAL IF YOU DO NOT SPECIFY OTHERWISE.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR THIS PROPOSAL.

(DOWN ARROW)(DOWN ARROW)

Please fill in box as shown using black or blue ink or number 2 pencil. / X /

PLEASE DO NOT USE FINE POINT PENS.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
1.	To elect the directors/trustees listed below.	/ /	/ /	/ /	1.
(01) Jeremiah E. Casey, (02) Anthony W. Deering, (03) Donald W. Dick, Jr.,
(04) David K. Fagin, (05) Karen N. Horn, (06) Theo C. Rodgers,
(07) John G. Schreiber, (08) Edward C. Bernard and (09) Brian C. Rogers

	INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee`s NUMBER On the space provided below.________________________________________________________________________

PLEASE SIGN ON THE REVERSE SIDE

2006

[PROXY CARD #2: PROXY ITEM 1 - ELECT DIRECTORS/TRUSTEES BOARD #2]

VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL

Option 1:	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.	Invest With Confidence T. Rowe Price Ram Logo
Option 2:	On the Internet at www.proxyweb.com and follow the on-screen instructions.
Option 3:	Return this proxy card using the enclosed envelope.
999 999 999 999 99** (LEFT ARROW)


FUND NAME PRINTS HERE

MEETING TIME:  8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 2006, at 8:00 a.m., ET in the offices of the Fund at 100 East Pratt Street, Baltimore, Maryland, 21202, and at any adjournments of the meeting. Messrs. Bernard or Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund`s Notice of Annual Meeting of Shareholders and proxy statement.

(DOWN ARROW)PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date: __________________________


_______________________________________
Signature(s) (and Title(s), if applicable) (Sign in the Box)

NOTE:  Please sign exactly as name appears on this proxy.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.
If a corporation, this signature should be that of an
authorized officer who should state his or her title.

(DOWN ARROW)(DOWN ARROW)

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of this proposal.

THE PROXY WILL BE VOTED FOR THE PROPOSAL IF YOU DO NOT SPECIFY OTHERWISE.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR THIS PROPOSAL.

(DOWN ARROW)(DOWN ARROW)


Please fill in box as shown using black or blue ink or number 2 pencil. / X /

PLEASE DO NOT USE FINE POINT PENS.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
1.	To elect the directors/trustees listed below.	/ /	/ /	/ /	1.
(01) Jeremiah E. Casey, (02) Anthony W. Deering, (03) Donald W. Dick, Jr.,
(04) David K. Fagin, (05) Karen N. Horn, (06) Theo C. Rodgers,
(07) John G. Schreiber, (08) Edward C. Bernard and (09) John H. Laporte

	INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee`s number On the space provided below.________________________________________________________________________

PLEASE SIGN ON THE REVERSE SIDE

2006

[PROXY CARD #3: PROXY ITEM 1 - ELECT DIRECTORS/TRUSTEES BOARD #3]

VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL

Option 1:	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.	Invest With Confidence T. Rowe Price Ram Logo
Option 2:	On the Internet at www.proxyweb.com and follow the on-screen instructions.
Option 3:	Return this proxy card using the enclosed envelope.
999 999 999 999 99** (LEFT ARROW)


FUND NAME PRINTS HERE

MEETING TIME:  8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 2006, at 8:00 a.m., ET in the offices of the Fund at 100 East Pratt Street, Baltimore, Maryland, 21202, and at any adjournments of the meeting. Messrs. Bernard or Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund`s Notice of Annual Meeting of Shareholders and proxy statement.

(DOWN ARROW)PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date: __________________________


_______________________________________
Signature(s) (and Title(s), if applicable) (Sign in the Box)

NOTE:  Please sign exactly as name appears on this proxy.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.
If a corporation, this signature should be that of an
authorized officer who should state his or her title.

(DOWN ARROW)(DOWN ARROW)

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of this proposal.

THE PROXY WILL BE VOTED FOR THE PROPOSAL IF YOU DO NOT SPECIFY OTHERWISE.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR THIS PROPOSAL.

(DOWN ARROW)(DOWN ARROW)


Please fill in box as shown using black or blue ink or number 2 pencil. / X /

PLEASE DO NOT USE FINE POINT PENS.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
1.	To elect the directors/trustees listed below.	/ /	/ /	/ /	1.
(01) Jeremiah E. Casey, (02) Anthony W. Deering, (03) Donald W. Dick, Jr.,
(04) David K. Fagin, (05) Karen N. Horn, (06) Theo C. Rodgers,
(07) John G. Schreiber, (08) Edward C. Bernard and (09) Mary J. Miller

	INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee`s number On the space provided below.________________________________________________________________________

PLEASE SIGN ON THE REVERSE SIDE

2006

[PROXY CARD #4: PROXY ITEMS 1 AND 2- ELECT DIRECTORS/TRUSTEES BOARD #3 AND CHANGE GNMA FUND OBJECTIVE]

VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL

Option 1:	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.	Invest With Confidence T. Rowe Price Ram Logo
Option 2:	On the Internet at www.proxyweb.com and follow the on-screen instructions.
Option 3:	Return this proxy card using the enclosed envelope.
999 999 999 999 99** (LEFT ARROW)


FUND NAME PRINTS HERE

MEETING TIME:  8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 2006, at 8:00 a.m., ET in the offices of the Fund at 100 East Pratt Street, Baltimore, Maryland, 21202, and at any adjournments of the meeting. Messrs. Bernard or Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund`s Notice of Annual Meeting of Shareholders and proxy statement.

(DOWN ARROW)PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date: __________________________


_______________________________________
Signature(s) (and Title(s), if applicable) (Sign in the Box)

NOTE:  Please sign exactly as name appears on this proxy.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.
If a corporation, this signature should be that of an
authorized officer who should state his or her title.

(DOWN ARROW)(DOWN ARROW)

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.

THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(DOWN ARROW)(DOWN ARROW)

----------------------------------------------------------------------------------------------------------

Please fill in box as shown using black or blue ink or number 2 pencil. / X /

PLEASE DO NOT USE FINE POINT PENS.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
1.	To elect the directors/trustees listed below.	/ /	/ /	/ /	1.
(01) Jeremiah E. Casey, (02) Anthony W. Deering, (03) Donald W. Dick, Jr.,
(04) David K. Fagin, (05) Karen N. Horn, (06) Theo C. Rodgers,
(07) John G. Schreiber, (08) Edward C. Bernard and (09) Mary J. Miller

	INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee`s number On the space provided below.________________________________________________________________________
		FOR	AGAINST	ABSTAIN
2.	To change the investment objective.	/ /	/ /	/ /	2.

(DOWN ARROW)070(DOWN ARROW)

PLEASE SIGN ON THE REVERSE SIDE

2006

[PROXY CARD #5: PROXY ITEMS 1 AND 4- ELECT DIRECTORS/TRUSTEES BOARD #1 AND ADOPT FUNDAMENTAL POLICY]

VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL

Option 1:	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.	Invest With Confidence T. Rowe Price Ram Logo
Option 2:	On the Internet at www.proxyweb.com and follow the on-screen instructions.
Option 3:	Return this proxy card using the enclosed envelope.
999 999 999 999 99** (LEFT ARROW)


FUND NAME PRINTS HERE

MEETING TIME:  8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 2006, at 8:00 a.m., ET in the offices of the Fund at 100 East Pratt Street, Baltimore, Maryland, 21202, and at any adjournments of the meeting. Messrs. Bernard or Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund`s Notice of Annual Meeting of Shareholders and proxy statement.

(DOWN ARROW)PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date: __________________________


_______________________________________
Signature(s) (and Title(s), if applicable) (Sign in the Box)

NOTE:  Please sign exactly as name appears on this proxy.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.
If a corporation, this signature should be that of an
authorized officer who should state his or her title.

(DOWN ARROW)(DOWN ARROW)

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.

THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(DOWN ARROW)(DOWN ARROW)


Please fill in box as shown using black or blue ink or number 2 pencil. / X /

PLEASE DO NOT USE FINE POINT PENS.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
1.	To elect the directors/trustees listed below.	/ /	/ /	/ /	1.
(01) Jeremiah E. Casey, (02) Anthony W. Deering, (03) Donald W. Dick, Jr.,
(04) David K. Fagin, (05) Karen N. Horn, (06) Theo C. Rodgers,
(07) John G. Schreiber, (08) Edward C. Bernard and (09) Brian C. Rogers

	INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee`s number On the space provided below.________________________________________________________________________
		FOR	AGAINST	ABSTAIN
2.	Not Applicable
3.	Not Applicable
4.	To adopt a new industry concentration fundamental policy.	/ /	/ /	/ /	4.

(DOWN ARROW)050, 124, 123(DOWN ARROW)

PLEASE SIGN ON THE REVERSE SIDE

2006

[PROXY CARD #6: PROXY ITEMS 1 AND 4- ELECT DIRECTORS/TRUSTEES BOARD #2 AND ADOPT FUNDAMENTAL POLICY]

VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL

Option 1:	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.	Invest With Confidence T. Rowe Price Ram Logo
Option 2:	On the Internet at www.proxyweb.com and follow the on-screen instructions.
Option 3:	Return this proxy card using the enclosed envelope.
999 999 999 999 99** (LEFT ARROW)


FUND NAME PRINTS HERE

MEETING TIME:  8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 2006, at 8:00 a.m., ET in the offices of the Fund at 100 East Pratt Street, Baltimore, Maryland, 21202, and at any adjournments of the meeting. Messrs. Bernard or Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund`s Notice of Annual Meeting of Shareholders and proxy statement.

(DOWN ARROW)PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date: __________________________


_______________________________________
Signature(s) (and Title(s), if applicable) (Sign in the Box)

NOTE:  Please sign exactly as name appears on this proxy.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.
If a corporation, this signature should be that of an
authorized officer who should state his or her title.

(DOWN ARROW)(DOWN ARROW)

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.

THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(DOWN ARROW)(DOWN ARROW)

Please fill in box as shown using black or blue ink or number 2 pencil. / X /

PLEASE DO NOT USE FINE POINT PENS.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
1.	To elect the directors/trustees listed below.	/ /	/ /	/ /	1.
(01) Jeremiah E. Casey, (02) Anthony W. Deering, (03) Donald W. Dick, Jr.,
(04) David K. Fagin, (05) Karen N. Horn, (06) Theo C. Rodgers,
(07) John G. Schreiber, (08) Edward C. Bernard and (09) John H. Laporte

	INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee`s number On the space provided below.________________________________________________________________________
		FOR	AGAINST	ABSTAIN
2.	Not Applicable
3.	Not Applicable
4.	To adopt a new industry concentration fundamental policy.	/ /	/ /	/ /	4.

(DOWN ARROW)308(DOWN ARROW)

PLEASE SIGN ON THE REVERSE SIDE

2006

[PROXY CARD #7: PROXY ITEMS 1 AND 3- ELECT DIRECTORS/TRUSTEES BOARD #3 AND SIMPLIFY FUNDAMENTAL POLICY]

VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL

Option 1:	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.	Invest With Confidence T. Rowe Price Ram Logo
Option 2:	On the Internet at www.proxyweb.com and follow the on-screen instructions.
Option 3:	Return this proxy card using the enclosed envelope.
999 999 999 999 99** (LEFT ARROW)


FUND NAME PRINTS HERE

MEETING TIME:  8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 2006, at 8:00 a.m., ET in the offices of the Fund at 100 East Pratt Street, Baltimore, Maryland, 21202, and at any adjournments of the meeting. Messrs. Bernard or Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund`s Notice of Annual Meeting of Shareholders and proxy statement.

(DOWN ARROW)PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date: __________________________


_______________________________________
Signature(s) (and Title(s), if applicable) (Sign in the Box)

NOTE:  Please sign exactly as name appears on this proxy.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.
If a corporation, this signature should be that of an
authorized officer who should state his or her title.

(DOWN ARROW)(DOWN ARROW)

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.

THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(DOWN ARROW)(DOWN ARROW)

Please fill in box as shown using black or blue ink or number 2 pencil. / X /

PLEASE DO NOT USE FINE POINT PENS.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
1.	To elect the directors/trustees listed below.	/ /	/ /	/ /	1.
(01) Jeremiah E. Casey, (02) Anthony W. Deering, (03) Donald W. Dick, Jr.,
(04) David K. Fagin, (05) Karen N. Horn, (06) Theo C. Rodgers,
(07) John G. Schreiber, (08) Edward C. Bernard and (09) Mary J. Miller

	INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee`s number On the space provided below.________________________________________________________________________
		FOR	AGAINST	ABSTAIN
2.	Not Applicable
3.	To simplify the industry concentration fundamental policy.	/ /	/ /	/ /	3.

(DOWN ARROW)057, 257, 043, 243, 443, 055, 255(DOWN ARROW)

PLEASE SIGN ON THE REVERSE SIDE

2006

[PROXY CARD #8: PROXY ITEMS 1 AND 3- ELECT DIRECTORS/TRUSTEES BOARD #1 AND SIMPLIFY FUNDAMENTAL POLICY]

VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL

Option 1:	Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.	Invest With Confidence T. Rowe Price Ram Logo
Option 2:	On the Internet at www.proxyweb.com and follow the on-screen instructions.
Option 3:	Return this proxy card using the enclosed envelope.
999 999 999 999 99** (LEFT ARROW)


FUND NAME PRINTS HERE

MEETING TIME:  8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of Shareholders to be held on April 19, 2006, at 8:00 a.m., ET in the offices of the Fund at 100 East Pratt Street, Baltimore, Maryland, 21202, and at any adjournments of the meeting. Messrs. Bernard or Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund`s Notice of Annual Meeting of Shareholders and proxy statement.

(DOWN ARROW)PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date: __________________________


_______________________________________
Signature(s) (and Title(s), if applicable) (Sign in the Box)

NOTE:  Please sign exactly as name appears on this proxy.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.
If a corporation, this signature should be that of an
authorized officer who should state his or her title.

(DOWN ARROW)(DOWN ARROW)

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of these proposals.

THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(DOWN ARROW)(DOWN ARROW)

Please fill in box as shown using black or blue ink or number 2 pencil. / X /

PLEASE DO NOT USE FINE POINT PENS.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY	FOR ALL EXCEPT
1.	To elect the directors/trustees listed below.	/ /	/ /	/ /	1.
(01) Jeremiah E. Casey, (02) Anthony W. Deering, (03) Donald W. Dick, Jr.,
(04) David K. Fagin, (05) Karen N. Horn, (06) Theo C. Rodgers,
(07) John G. Schreiber, (08) Edward C. Bernard and (09) Brian C. Rogers

	INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee`s number On the space provided below.________________________________________________________________________
		FOR	AGAINST	ABSTAIN
2.	Not Applicable
3.	To simplify the industry concentration fundamental policy.	/ /	/ /	/ /	3.
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(DOWN ARROW)076, 276(DOWN ARROW)
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PLEASE SIGN ON THE REVERSE SIDE
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2006
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